LOSS PER SHARE	12 Months Ended
Dec. 31, 2013
LOSS PER SHARE
LOSS PER SHARE

14.                               LOSS PER SHARE

Basic and diluted net loss attributable to the Company’s ordinary shareholders per share have been calculated for the years ended December 31, 2011, 2012 and 2013 as follows:

	2011	2012	2013
Numerator:
Net loss available to Mecox Lane Limited shareholders—basic and diluted	$(33,223,661)	$(22,432,150)	$(26,610,291)

Denominator:
Weighted average ordinary shares—basic and diluted	405,192,243	404,247,016	418,347,060

Basic and diluted loss per ordinary share	$(0.08)	$(0.06)	$(0.06)

For the years ended December 31, 2011, 2012 and 2013, the Group had 76,510,625, 72,747,294 and 2,200,000 share options, and 11,678,047, 6,730,575 and 16,211,058 restricted shares, respectively, which could potentially dilute basic earnings per share in the future, but were excluded from the computation of diluted loss per share as their effects would have been anti-dilutive.